UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2019

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-216234) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On February 8, 2019, Wells Fargo & Company issued CAD 1,000,000,000 3.184% Notes Due February 8, 2024 (the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Underwriting Agreement for the Notes, (ii) the form of the Notes and (iii) the opinion of Faegre Baker Daniels LLP regarding the Notes.

(d)	Exhibits

Exhibit No.	Description	Location

1.1	Underwriting Agreement dated February 1, 2019 among the Company and the Underwriters named therein.	Filed herewith

4.1	Form of 3.184% Note Due February 8, 2024.	Filed herewith

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Filed herewith

23.1	Consent of Faegre Baker Daniels LLP.	Included as part of Exhibit 5.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 8, 2019	WELLS FARGO & COMPANY

	By	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

[Form 8-K]